SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Additional Materials

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Fidelity Income Fund

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on April 19, 2017

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

FIDELITY INCOME REPLACEMENT 2022 FUNDSM

FIDELITY INCOME REPLACEMENT 2024 FUNDSM

FIDELITY INCOME REPLACEMENT 2026 FUNDSM

FIDELITY INCOME REPLACEMENT 2028 FUNDSM

FIDELITY INCOME REPLACEMENT 2030 FUNDSM

FIDELITY INCOME REPLACEMENT 2032 FUNDSM

FIDELITY INCOME REPLACEMENT 2034 FUNDSM

FIDELITY INCOME REPLACEMENT 2036 FUNDSM

FIDELITY INCOME REPLACEMENT 2038 FUNDSM

FIDELITY INCOME REPLACEMENT 2040 FUNDSM

FIDELITY INCOME REPLACEMENT 2042 FUNDSM

FUNDS OF FIDELITY INCOME FUND

245 Summer Street, Boston, Massachusetts 02210

1-800-544-8544

(retail classes)

1-877-208-0098

(Advisor classes)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named funds (the funds) will be held at an office of Fidelity Income Fund, One Spartan Way, Merrimack, New Hampshire 03054 (Industrial Drive, Exit 10, off Rte 3) on April 19, 2017, at 8:30 a.m. Eastern Time (ET).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To modify each fund’s fundamental investment objective.

2.	To approve an amended and restated management contract between each fund and FMR Co., Inc.

The Board of Trustees has fixed the close of business on March 20, 2017 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT
Secretary

March 20, 2017

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY INCOME FUND:

FIDELITY INCOME REPLACEMENT 2022 FUNDSM

FIDELITY INCOME REPLACEMENT 2024 FUNDSM

FIDELITY INCOME REPLACEMENT 2026 FUNDSM

FIDELITY INCOME REPLACEMENT 2028 FUNDSM

FIDELITY INCOME REPLACEMENT 2030 FUNDSM

FIDELITY INCOME REPLACEMENT 2032 FUNDSM

FIDELITY INCOME REPLACEMENT 2034 FUNDSM

FIDELITY INCOME REPLACEMENT 2036 FUNDSM

FIDELITY INCOME REPLACEMENT 2038 FUNDSM

FIDELITY INCOME REPLACEMENT 2040 FUNDSM

FIDELITY INCOME REPLACEMENT 2042 FUNDSM

TO BE HELD ON APRIL 19, 2017

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Income Fund (the trust) to be used at the Special Meeting of Shareholders of the above-named funds (the funds) and at any adjournments thereof (the Meeting), to be held on April 19, 2017 at 8:30 a.m. Eastern Time (ET) at One Spartan Way, Merrimack, New Hampshire 03054, an office of the trust. The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Funds	Page
1.	To modify each fund’s fundamental investment objective.	All funds.	3
2.	To approve an amended and restated management contract between each fund and FMR Co., Inc. (FMRC).	All funds.	4

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 20, 2017. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds at an anticipated cost of approximately $459 per fund. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $115 per fund.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMRC. FMRC will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMRC, the funds’ investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Information regarding the number of shares of each class of each fund issued and outstanding is provided in Appendix A.

Information regarding record and/or beneficial ownership of each class of each fund is included in Appendix B.

[As of [January 31, 2017], the Trustees and officers of the trust owned, in the aggregate, less than 1% of the funds’ outstanding shares.]

Certain shares are registered to Fidelity Management & Research Company (FMR) or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on March 20, 2017 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, if available, call 1-800-544-8544 (retail classes) or 1-877-208-0098 (Advisor classes), visit Fidelity’s web sites at www.fidelity.com or institutional.fidelity.com, as applicable, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

PROPOSAL 1

TO MODIFY EACH FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE

Introduction. The Trustees, including all of the Trustees who are not interested persons (as defined in the 1940 Act) of the trust and the funds (Independent Trustees), have approved, and recommend that the shareholders of each fund approve, a proposal to modify the fund’s fundamental investment objective. The Trustees believe that the proposal will benefit each fund and its shareholders.

Current Fundamental Investment Objectives and Proposed Modifications. The current and proposed fundamental investment objective for each fund is set forth in the chart below.

Current Fundamental Investment Objective	Proposed Fundamental Investment Objective
The fund seeks total return through a combination of current income and capital growth.

All funds except Fidelity Income Replacement 2022 FundSM and Fidelity Income Replacement 2024 FundSM: The fund seeks total return until its horizon date through a combination of current income and capital growth. Thereafter, the fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.

Fidelity Income Replacement 2022 FundSM and Fidelity Income Replacement 2024 FundSM: The fund seeks high current income and, as a secondary objective, capital appreciation.

As discussed in greater detail below, the “horizon date” referred to in the proposed investment objective for each fund except Fidelity Income Replacement 2022 Fund and Fidelity Income Replacement 2024 Fund will reflect a new date, as specified in the fund’s revised name, rather than the date specified in the fund’s current name.

Related Changes to Names, Principal Investment Strategies, and Initial Purchase Minimums. If this proposal and Proposal 2 discussed below are approved by a fund’s shareholders, the fund will also make changes to its name and principal investment strategies and will reduce its initial purchase minimum from $25,000 to $2,500. These changes have been approved by the Board of Trustees, including all of the Independent Trustees. Shareholders are not being asked to approve these changes directly, but rather if shareholders approve the modification to a fund’s fundamental investment objective and Proposal 2, FMRC will implement these changes.

The changes to each fund’s name are set forth in the chart below. A discussion of the changes to each fund’s principal investment strategies appears below the chart under the heading containing the fund’s new name.

Current Name	New Name
Fidelity Income Replacement 2024 FundSM	Fidelity Simplicity RMD Income Fund
Fidelity Income Replacement 2028 FundSM	Fidelity Simplicity RMD 2005 Fund
Fidelity Income Replacement 2032 FundSM	Fidelity Simplicity RMD 2010 Fund
Fidelity Income Replacement 2036 FundSM	Fidelity Simplicity RMD 2015 Fund
Fidelity Income Replacement 2040 FundSM	Fidelity Simplicity RMD 2020 Fund
Fidelity Income Replacement 2022 FundSM	Fidelity Managed Retirement Income Fund
Fidelity Income Replacement 2026 FundSM	Fidelity Managed Retirement 2005 Fund
Fidelity Income Replacement 2030 FundSM	Fidelity Managed Retirement 2010 Fund
Fidelity Income Replacement 2034 FundSM	Fidelity Managed Retirement 2015 Fund
Fidelity Income Replacement 2038 FundSM	Fidelity Managed Retirement 2020 Fund
Fidelity Income Replacement 2042 FundSM	Fidelity Managed Retirement 2025 Fund

Fidelity Simplicity RMD Income Fund, Fidelity Simplicity RMD 2005 Fund, Fidelity Simplicity RMD 2010 Fund, Fidelity Simplicity RMD 2015 Fund, and Fidelity Simplicity RMD 2020 Fund (Simplicity RMD Funds)

Currently, each fund’s asset allocation strategy is designed to achieve a level of total return consistent with a payment strategy to be administered through the horizon date specified in the fund’s name, shortly after which the fund is expected to be liquidated. The payment strategy is designed to be implemented through a shareholder’s voluntary participation in the Smart Payment Program®, a systematic withdrawal program that results in the gradual liquidation of the shareholder’s investment over time. If the modification to a fund’s fundamental investment objective and Proposal 2 are approved, the fund will be repositioned to follow a modified asset allocation strategy. The fund will also be paired with a different voluntary automated systematic withdrawal plan that complements the fund’s modified asset allocation strategy and is designed to enable shareholders to receive monthly, quarterly, or annual payments from the fund based on their expected required minimum distributions from certain types of retirement accounts as mandated by the Internal Revenue Service (IRS).

Like each fund’s current asset allocation strategy, the modified asset allocation strategy will become increasingly conservative over time (except in the case of Fidelity Simplicity RMD Income Fund, which will have a stable neutral asset allocation). However, under the modified asset allocation strategy, each fund may employ active asset allocation to increase or decrease the fund’s “neutral” asset allocation by up to 10 percentage points to reflect FMRC’s market outlook, and make allocations from 0% to 10% individually, but no more than 25% in the aggregate, to asset classes that are not reflected in each fund’s “glide path”. Each fund’s glide path will be modified to support a fund’s modified investment objective, asset allocation strategy, and payment strategy. In addition, each fund will no longer be designed to liquidate shortly after the date specified in the fund’s name. Instead, each fund’s allocation to underlying funds will become increasingly conservative until it reaches an allocation similar to that of the Fidelity Simplicity RMD Income Fund, at which time it may be combined with that fund. The date in each fund’s new name, except Fidelity Simplicity RMD Income Fund, will refer to the approximate year that an investor for whom the fund’s asset allocation strategy is designed attains the age of 70.

Fidelity Managed Retirement Income Fund, Fidelity Managed Retirement 2005 Fund, Fidelity Managed Retirement 2010 Fund, Fidelity Managed Retirement 2015 Fund, Fidelity Managed Retirement 2020 Fund, and Fidelity Managed Retirement 2025 Fund (Managed Retirement Funds)

Currently, each fund’s asset allocation strategy is designed to achieve a level of total return consistent with a payment strategy to be administered through the horizon date specified in the fund’s name, shortly after which the fund is expected to be liquidated. The payment strategy is designed to be implemented through a shareholder’s voluntary participation in the Smart Payment Program®, a systematic withdrawal program that results in the gradual liquidation of the shareholder’s investment over time. If the modification to a fund’s fundamental investment objective and Proposal 2 are approved, the fund will be repositioned to follow a modified asset allocation strategy. The fund will also be paired with a different voluntary automated systematic withdrawal plan that complements the fund’s modified asset allocation strategy and is designed to enable shareholders to receive regular payments from the fund based primarily on the shareholder’s age.

Like each fund’s current asset allocation strategy, the modified asset allocation strategy will become increasingly conservative over time (except in the case of Fidelity Managed Retirement Income Fund, which will have a stable neutral asset allocation). However, under the modified asset allocation strategy, each fund may employ active asset allocation to increase or decrease the fund’s “neutral” asset allocation by up to 10 percentage points to reflect FMRC’s market outlook, and make allocations from 0% to 10% individually, but no more than 25% in the aggregate, to asset classes that are not reflected in each fund’s “glide path”. Each fund’s glide path will be modified to support a fund’s modified investment objective, asset allocation strategy, and payment strategy. In addition, each fund will no longer be designed to liquidate shortly after the date specified in the fund’s name. Instead, each fund’s allocation to underlying funds will become increasingly conservative until it reaches an allocation similar to that of the Fidelity Managed Retirement Income Fund, at which time it may be combined with that fund. The date in each fund’s new name, except Fidelity Managed Retirement Income Fund, will refer to the approximate year that an investor for whom the fund’s asset allocation strategy is designed attains the age of 70.

Impact of the Proposal and Related Changes. Fidelity believes that if the funds’ shareholders approve this proposal and the related changes are implemented, the funds and their automated systematic withdrawal plans will be better able to meet the specific needs of shareholders and better positioned for future growth. Specifically, the Simplicity RMD Funds and their automated systematic withdrawal plan will focus on providing investors required minimum distributions as mandated by the IRS, while the Managed Retirement Funds and their automated systematic withdrawal plan will focus on providing an income solution to investors age 60 and above who wish to use their retirement account as a source of income in retirement. Although the Simplicity RMD Funds will be specifically designed for shareholders to whom minimum distribution requirements apply, shareholders to whom minimum distribution requirements do not apply (such as those investing through taxable accounts or Roth IRAs) will continue to have access to the funds’ age-appropriate asset allocation.

Proposals 1 and 2 are contingent on one another, meaning that both proposals must be approved by a fund’s shareholders in order for the proposals, together with the additional changes described above, to be implemented. If Proposals 1 and 2 are approved by a fund’s shareholders, the modification to the fund’s fundamental investment objective and additional changes described above will take effect on the first day of the month following shareholder approval (or such other time as may be determined by FMRC).

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1. If a fund’s shareholders do not approve both Proposal 1 and Proposal 2, Fidelity intends to seek the Board of Trustees’ approval to liquidate the fund.

PROPOSAL 2

TO APPROVE AN AMENDED AND RESTATED MANAGEMENT CONTRACT BETWEEN EACH FUND AND FMRC

Introduction. The funds invest in other mutual funds managed by Fidelity. Shareholders of the funds are not charged a management fee for their investments in the funds. Instead, shareholders of the funds pay fees indirectly through their funds’ holdings in the various underlying funds that are managed by Fidelity.

The current structure of the funds leads to fluctuations in fund expenses because the fees that a fund shareholder pays indirectly will vary depending on the fund’s investments in underlying funds. In an effort to achieve more stable and predictable expenses for fund shareholders, Fidelity is proposing a new pricing structure that will reduce the overall expenses that fund shareholders pay and provide for less fluctuation in fund expenses. Under the new structure, each fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by a particular subset of the underlying funds (Series Funds) will be eliminated. If a fund’s shareholders approve Proposal 1, as a result of the changes to the fund’s fundamental investment objective and principal investment strategies, the fund will be repositioned to invest only in Series Funds.

To implement this new structure, Fidelity has proposed that each fund’s shareholders adopt an amended and restated management contract with FMRC (each a New Advisory Contract, and collectively, the New Advisory Contracts). The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, the New Advisory Contracts with FMRC.

In addition, the Boards of Trustees of the Series Funds have approved new management contracts, sub-advisory agreements, transfer agent agreements, and pricing and bookkeeping agreements for the Series Funds (collectively, the New Series Fund Contracts), which provide that the Series Funds will no longer pay most operating expenses. Because the New Series Fund Contracts will only go into effect if new advisory contracts for certain other Fidelity funds that invest in the Series Funds are approved by shareholders of those other Fidelity funds, FMRC will adopt an expense contract for each fund, which provides that the fund will waive its management fee for so long as the Series Funds continue to pay management fees.

If a fund’s shareholders approve the New Advisory Contracts, and the New Series Fund Contracts and fund repositioning take effect, under the new pricing structure, overall expenses for each fund will decrease by at least 0.01% and up to 0.11% per year compared to the fund’s total annual operating expenses as of July 31, 2016, which reflects an estimated $94,310 aggregate expense reduction for fund shareholders relative to expenses as of that date. The new pricing structure will also lead to more stable and predictable total expenses than shareholders experience today. Under the current structure, a fund’s decision to sell one underlying fund and buy another can result in shifting expense levels for that fund. For example, if, in response to market conditions, Fidelity allocates more of a fund’s assets to underlying funds with higher total expenses, a fund shareholder’s overall expenses would increase. Under the new structure, most expenses of the underlying funds are eliminated, so investment decisions would generally not affect the overall expenses that fund shareholders pay.

If shareholders of a fund do not approve its New Advisory Contract and the modification to its fundamental investment objective discussed in Proposal 1, Fidelity intends to seek the Board of Trustees’ approval to liquidate the fund.

New Advisory Contracts. Each New Advisory Contract adds: (i) a provision establishing the management fee payable by each class of the fund; (ii) a provision stating that in the case of initiation or termination of the New Advisory Contract during any month, the fee for that month will be reduced proportionately on the basis of the number of days which it is in effect, and the fee will be determined based on the average net assets for the business days it is in effect for that month; and (iii) a provision stating that in the event that the fund issues additional classes of shares, the New Advisory Contract may be modified by mutual consent of the parties to set forth the management fee to be paid with respect to the additional classes of shares. Under the New Advisory Contract, any differences in the management fees of a fund’s classes will not be the result of any differences in advisory fees related to the management of the fund’s assets and any increase in the management fee for a class will require approval by the shareholders of that class. The New Advisory Contracts also state the expenses related to the operation of the funds will be paid by the fund and FMRC.

Under each New Advisory Contract, a fund’s management fee will be set each fiscal year based on a defined fee schedule in which the management fee paid by the fund declines as the fund approaches the horizon date indicated in its name and then will continue to decline for a period after the horizon date is reached.

Current Management Fees. Under the current management contracts (each a Current Advisory Contract and collectively, the Current Advisory Contracts), the funds do not pay a management fee to FMRC. The total management fee paid by each fund for the fiscal year ended July 31, 2016 was $0.

Comparison of Management Fees and Total Expense Ratios. With respect to each fund, Appendix C shows the aggregate amount paid by each fund under the Current Advisory Contract for the fiscal year ended July 31, 2016, the amount each fund would have paid for the period if the New Advisory Contract and New Series Fund Contracts had been in effect and the fund repositioned to invest only in Series Funds, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract. Appendix D contains an example for each fund comparing the costs of investing under the Current Advisory Contract and the New Advisory Contract (again, for the New Advisory Contract, assuming implementation of the New Series Fund Contracts and repositioning of the fund to invest only in Series Funds).

Proposed Amendments to Current Advisory Contracts. A copy of the form of the New Advisory Contract is included as Appendix E. Except for the changes discussed above, the form of New Advisory Contract is substantially similar to the Current Advisory Contracts. For a detailed discussion of the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.” If this proposal is approved by shareholders, the New Advisory Contracts will take effect the first day of the first month following approval (or such other time as may be determined by FMRC), and will remain in effect through September 30, 2018, and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund. If a fund’s shareholders do not approve the New Advisory Contract and the modification to its fundamental investment objective discussed in Proposal 1, Fidelity intends to seek the Board of Trustees’ approval to liquidate the fund.

Impact of Adding a Management Fee. If the proposal is approved, FMRC will receive a management fee, payable monthly by each class of each fund as soon as practicable after the last day of each month at a specific annual rate for each class. The New Advisory Contract provides the annual rate for each class of each of the funds as shown in Appendix E.

The annual rate is set by referring to a fund’s horizon date such that the fund’s management fees are reduced as the fund approaches, and then passes, its horizon date. Currently, FMRC pays all of the operating expenses of the funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage fees and commissions, redemption fees and other shareholder charges associated with investments in other mutual funds, and extraordinary expenses (such as litigation expenses). Under the New Advisory Contracts, FMRC or an affiliate undertakes to pay all operating expenses of the funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage fees and commissions, redemption fees and other shareholder charges associated with investments in other mutual funds, expenses of printing and mailing proxy materials, expenses incidental to holding shareholder meetings, and extraordinary expenses (such as litigation expenses). The services to be provided under the New Advisory Contracts are the same as the services currently provided under the Current Advisory Contracts. For information about the services provided under the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.”

If the proposal is approved, the increase in each fund’s management fee will be more than offset by the decrease in the fund’s acquired fund fees and expenses. Acquired fund fees and expenses reflect the fund’s investment in shares of the underlying Fidelity funds, including the Series Funds. The New Series Fund Contracts, which will go into effect if new advisory contracts for certain other Fidelity funds that invest in the Series Funds are approved by shareholders of those other Fidelity funds, state that the Series Funds will no longer pay any operating expenses, except 12b-1 fees, interest and taxes, brokerage commissions, independent trustee expenses, custodian fees, expenses related to proxy solicitations, and extraordinary expenses (such as litigation expenses). Together, these fees are expected to be 0.01% or less for each Series Fund. As a result, it is expected that once the New Series Fund Contracts go into effect and the funds are repositioned to invest only in the Series Funds, the funds’ acquired fund fees and expenses will be mostly eliminated, with the exceptions noted above. The combined effect of the pricing changes will decrease the total expenses for each fund by at least 0.01% and up to 0.11% annually relative to each fund’s total expenses as of July 31, 2016. Appendix F shows each fund’s total annual operating expenses as of July 31, 2016, each fund’s expected total annual operating expenses if the proposals are approved and the New Series Fund Contracts and fund repositioning implemented, and the expense reduction.

Because the implementation of the New Series Fund Contracts is dependent on approval of new advisory contracts by the shareholders of certain other Fidelity funds, FMRC will adopt an expense contract for each fund. Under each fund’s expense contract, the fund will waive its management fee for so long as the Series Funds continue to pay management fees. The management fee waiver under the expense contract may not be removed without shareholder approval. If the Series Funds continue to pay management fees, each fund’s total expenses may potentially be higher than the proposed management fee rate because acquired fund fees and expenses may continue to fluctuate.

Once the New Series Fund Contracts take effect, Fidelity expects that the reallocation of expenses from the underlying funds to the funds will result in more stable total expenses for the funds. Today, investment decisions may result in shifting expense levels for the funds. Under the new pricing structure, investment decisions will not impact total expenses because all of the underlying funds in which the funds invest will not charge a management fee and most of the expenses associated with such underlying funds will be borne by FMRC.

Matters Considered by the Board.

At its January 2017 meeting, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the New Advisory Contract between FMRC and each fund to add a management fee payable by each fund. The Board considered that each fund’s New Advisory Contract will not take effect unless it is approved by the fund’s shareholders.

The Board noted that, under each fund’s Current Advisory Contract, the funds do not pay a management fee to FMRC. Instead, the Board noted that, each fund currently indirectly incurs a portion of the management fee and other expenses of each underlying fund in which each fund invests and that such expenses are currently reflected in each fund’s expense ratio as acquired fund fees and expenses. The Board considered that, under each fund’s New Advisory Contract, each class or each fund, as applicable, will pay a monthly management fee to FMRC at an annual rate for the class or the fund, as applicable.

The Board considered that the increase in each fund’s management fee under the New Advisory Contract will result in the fund’s management fee rate ranking above the median of the management fee rates of its competitor funds based on the competitive mapped group data provided to the Board in July 2016 in connection with its consideration of the annual renewal of the Current Advisory Contract. However, the Board considered that the increase in management fees under the New Advisory Contract will be offset by a decrease in each fund’s acquired fund fees and expenses as a result of the repositioning of the funds to invest only in Series Funds together with fee reductions for the Series Funds under the New Series Fund Contracts that will go into effect if new advisory contracts for certain other Fidelity funds that invest in the Series Funds are approved by shareholders of those other Fidelity funds. The Board noted that, once the New Series Fund Contracts take effect, the Series Funds will no longer pay any operating expenses, except 12b-1 fees, interest and taxes, brokerage commissions, independent trustee expenses, custodian fees, expenses related to proxy solicitations, and extraordinary expenses (such as litigation expenses), and, thus, the funds’ acquired fund fees and expenses will be significantly reduced. The Board noted that, as a result, the increased management fee and decreased acquired fund fees and expenses are expected to have the combined effect of reducing the total expenses incurred by shareholders of each fund by at least 0.01%.

After approving the New Advisory Contracts and implementing the New Series Fund Contracts, the total expense ratio of each class of each fund, including acquired fund fees and expenses, is expected to continue to rank below the median, except for Class C and Class T of certain funds which will rank above median, of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure. The Board noted that the total expense ratio of Class T of certain funds will rank above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C of certain funds will rank above the competitive median primarily because of Class C’s 12b-1 fees. The Board also noted that, once the New Series Fund Contracts take effect, the funds’ total expense ratios are expected to be more predictable because all the Series Funds will be priced similarly and, thus, the funds’ investment decisions will not result in shifting expense levels.

The Board considered that, because the implementation of the New Series Fund Contracts is dependent on approval of new advisory contracts by the shareholders of certain other Fidelity funds, FMRC will adopt an expense contract for each fund. Under each fund’s expense contract, the fund will waive its management fee so long as the Series Funds continue to pay management fees.

The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the funds’ assets (although the Board separately approved changes to the funds’ investment objectives and strategies); (ii) the nature, extent and quality of services provided to each fund; or (iii) the day-to-day management of each fund and the personnel primarily responsible for such management. The Board noted that, under the Current Advisory Contracts, FMRC or an affiliate undertakes to pay all operating expenses of the funds, except Independent Trustee expenses, interest, taxes, brokerage fees and commissions, redemption fees and other shareholder charges associated with investments in other mutual funds, and extraordinary expenses (such as litigation expenses). The Board considered that the New Advisory Contracts provide that FMRC or an affiliate undertakes to pay all operating expenses of the funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage fees and commissions, redemption fees and other shareholder charges associated with investments in other mutual funds, expenses related to proxy solicitations, and extraordinary expenses (such as litigation expenses).

The Board did not consider the costs of the services and profitability to Fidelity or whether there have been economies of scale in respect of the management of the Fidelity funds (including the funds) to be material factors in approving the New Advisory Contracts because the new fee arrangements have not yet been implemented. The Board noted however that it evaluated such information in connection with its consideration of the annual renewal of the Current Advisory Contracts at its September 2016 meeting and that it will consider these factors in connection with future renewals of the New Advisory Contracts, if approved.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the management fee structures under the New Advisory Contracts are fair and reasonable, and that each fund’s New Advisory Contract should be approved.

Proposals 1 and 2 are contingent on one another, meaning that both proposals must be approved by a fund’s shareholders in order for the proposals, together with the additional changes described in Proposal 1, to be implemented.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2. If a fund’s shareholders do not approve both Proposal 1 and Proposal 2, Fidelity intends to seek the Board of Trustees’ approval to liquidate the fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments and certain asset allocation and target date funds.

Information concerning the average net assets and advisory fees of funds with similar investment objectives to each of the funds and advised by FMRC is included in the Table of Average Net Assets and Advisory Fees in Appendix G.

The Directors of FMRC are Abigail P. Johnson, Chairman of the Board; Peter S. Lynch, Vice Chairman; and John J. Remondi. Ms. Johnson is also a Trustee of the trust and other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR LLC and Chairman and a Director of FMR. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of other funds advised by FMR. Mr. Remondi is also a Director of FMR, Fidelity Research & Analysis Company, and Fidelity Investments Money Management, Inc., and Director and Executive Vice President of FMR LLC. Each of the Directors is a stockholder of FMR LLC. The principal business address of the Directors is 245 Summer Street, Boston, Massachusetts 02210. Marc R. Bryant, Secretary and Chief Legal Officer of the Fidelity® funds, is currently an officer of the trust and officer or employee of FMRC or FMR LLC. With the exception of Chris Maher, all officers of the funds hold or have options to acquire stock or other securities of FMR LLC.

All of the stock of FMR is owned by its parent company, FMR LLC, 245 Summer Street, Boston, Massachusetts 02210, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

[During the period August 1, 2015 through January 31, 2017, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.]

CURRENT ADVISORY CONTRACTS

Each fund has entered into a Current Advisory Contract with FMRC, pursuant to which FMRC furnishes investment advisory and other services. Each fund’s Current Advisory Contract, dated October 1, 2015, was approved by the Board of Trustees on September 17, 2015. Each Current Advisory Contract was last approved by the Board of Trustees in September 2016 in connection with the Board of Trustees’ annual review of each fund’s advisory arrangements.

Management Services. Under the terms of its Current Advisory Contract with each fund, FMRC acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMRC is authorized, in its discretion, to allocate each fund’s assets among the underlying Fidelity® funds in which the fund may invest. FMRC also provides each fund with all necessary office facilities and personnel for servicing the fund’s investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMRC, and compensates all personnel of each fund or FMRC performing services relating to research, statistical and investment activities.

In addition, FMRC or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of each fund’s Current Advisory Contract, FMRC, either itself or through an affiliate, is responsible for payment of all operating expenses of each fund or each class thereof, as applicable, with certain exceptions. Specific expenses payable by FMRC include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian and auditor, and each fund’s proportionate share of insurance premiums and Investment Company Institute dues. Other expenses paid by FMRC include expenses for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. FMRC also is responsible for the payment of any fees associated with transfer agency services, pricing and bookkeeping services, and the cost of administration of each fund’s securities lending program.

Each fund pays the following expenses: fees and expenses of the Independent Trustees, interest on borrowings, taxes, brokerage commissions (if any), shareholder charges (if any) associated with investing in the underlying Fidelity funds, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.

Management Fees. Each fund does not pay a management fee to FMRC.

FMR may, from time to time, voluntarily reimburse all or a portion of a class’s operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

DISTRIBUTION AGREEMENT

Each fund has entered into a distribution agreement with FDC, an affiliate of FMRC and FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMRC or FMR.

Appendix H includes the sales charge revenue collected and retained by FDC and fees FDC received from each fund pursuant to Distribution and Service Plans under Rule 12b-1 for the fiscal year ended July 31, 2016.

FDC received no payments from the retail class and Class I of each fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMRC under their Current Advisory Contracts.

If shareholders of a fund approve a New Advisory Contract between FMRC and the fund, FDC will continue to provide distribution services to the fund.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities (normally, shares of the underlying Fidelity funds) are placed on behalf of each fund by FMRC (either directly or through its affiliates), pursuant to authority contained in each fund’s Current Advisory Contract. FMRC may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. Each fund will not incur any commissions or sales charges when it buys or sells shares of underlying Fidelity funds, but it may incur such costs if it invests directly in other types of securities.

FMRC or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC, with whom FMRC is under common control or affiliated, provided FMRC or its affiliates determine that these affiliates’ trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FMRC may place trades with brokers that use NFS or Fidelity Clearing Canada ULC as a clearing agent.

For the fiscal year ended July 31, 2016, each fund paid no brokerage commissions.

During the fiscal year ended July 31, 2016, each fund paid no brokerage commissions to firms for providing research or brokerage services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts, 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

Information regarding the number of shares of each class of each fund issued and outstanding are provided in the table below.

Fund/Class	Number of shares as of [ ], 2016

Fidelity Income Replacement 2022 Fund

Fidelity Advisor Income Replacement 2022 FundSM: Class A

Fidelity Advisor Income Replacement 2022 FundSM: Class T

Fidelity Advisor Income Replacement 2022 FundSM: Class C

Fidelity Advisor Income Replacement 2022 FundSM: Class I

Fidelity Income Replacement 2024 Fund

Fidelity Advisor Income Replacement 2024 FundSM: Class A

Fidelity Advisor Income Replacement 2024 FundSM: Class T

Fidelity Advisor Income Replacement 2024 FundSM: Class C

Fidelity Advisor Income Replacement 2024 FundSM: Class I

Fidelity Income Replacement 2026 Fund

Fidelity Advisor Income Replacement 2026 FundSM: Class A

Fidelity Advisor Income Replacement 2026 FundSM: Class T

Fidelity Advisor Income Replacement 2026 FundSM: Class C

Fidelity Advisor Income Replacement 2026 FundSM: Class I

Fidelity Income Replacement 2028 Fund

Fidelity Advisor Income Replacement 2028 FundSM: Class A

Fidelity Advisor Income Replacement 2028 FundSM: Class T

Fidelity Advisor Income Replacement 2028 FundSM: Class C

Fidelity Advisor Income Replacement 2028 FundSM: Class I

Fidelity Income Replacement 2030 Fund

Fidelity Advisor Income Replacement 2030 FundSM: Class A

Fidelity Advisor Income Replacement 2030 FundSM: Class T

Fidelity Advisor Income Replacement 2030 FundSM: Class C

Fidelity Advisor Income Replacement 2030 FundSM: Class I

Fidelity Income Replacement 2032 Fund

Fidelity Advisor Income Replacement 2032 FundSM: Class A

Fidelity Advisor Income Replacement 2032 FundSM: Class T

Fidelity Advisor Income Replacement 2032 FundSM: Class C

Fidelity Advisor Income Replacement 2032 FundSM: Class I

Fidelity Income Replacement 2034 Fund

Fidelity Advisor Income Replacement 2034 FundSM: Class A

Fidelity Advisor Income Replacement 2034 FundSM: Class T

Fidelity Advisor Income Replacement 2034 FundSM: Class C

Fidelity Advisor Income Replacement 2034 FundSM: Class I

Fidelity Income Replacement 2036 Fund

Fidelity Advisor Income Replacement 2036 FundSM: Class A

Fidelity Advisor Income Replacement 2036 FundSM: Class T

Fidelity Advisor Income Replacement 2036 FundSM: Class C

Fidelity Advisor Income Replacement 2036 FundSM: Class I

Fidelity Income Replacement 2038 Fund

Fidelity Advisor Income Replacement 2038 FundSM: Class A

Fidelity Advisor Income Replacement 2038 FundSM: Class T

Fidelity Advisor Income Replacement 2038 FundSM: Class C

Fidelity Advisor Income Replacement 2038 FundSM: Class I

Fidelity Income Replacement 2040 Fund

Fidelity Advisor Income Replacement 2040 FundSM: Class A

Fidelity Advisor Income Replacement 2040 FundSM: Class T

Fidelity Advisor Income Replacement 2040 FundSM: Class C

Fidelity Advisor Income Replacement 2040 FundSM: Class I

A-1

Fund/Class	Number of shares as of [ ], 2016

Fidelity Income Replacement 2042 Fund

Fidelity Advisor Income Replacement 2042 FundSM: Class A

Fidelity Advisor Income Replacement 2042 FundSM: Class T

Fidelity Advisor Income Replacement 2042 FundSM: Class C

Fidelity Advisor Income Replacement 2042 FundSM: Class I

A-2

APPENDIX B

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of each class of each fund on [    ] was as follows:

Fund/Class	Owner Name	City	State	Ownership %

* The	ownership information shown above is for a class of shares of the fund.

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

[A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.]

B-1

APPENDIX C

The table below shows the aggregate amount paid by each fund under the Current Advisory Contract for the fiscal year ended July 31, 2016, the amount each fund would have paid for the period if the fund’s New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract. With respect to the New Advisory Contract amounts, this table reflects the management fee rate that corresponds to the number of years between 2017 and a fund’s horizon date and assumes implementation of the New Series Fund Contracts and repositioning of the funds to invest only in Series Funds.

Funds	Aggregate Amount Paid Under Current Advisory Contract	Aggregate Amount Paid Under New Advisory Contract	% Difference
Fidelity Income Replacement 2022 Fund	$0	$66,169	N/A
Fidelity Income Replacement 2024 Fund	$0	$44,364	N/A
Fidelity Income Replacement 2026 Fund	$0	$39,854	N/A
Fidelity Income Replacement 2028 Fund	$0	$145,720	N/A
Fidelity Income Replacement 2030 Fund	$0	$82,417	N/A
Fidelity Income Replacement 2032 Fund	$0	$40,658	N/A
Fidelity Income Replacement 2034 Fund	$0	$51,282	N/A
Fidelity Income Replacement 2036 Fund	$0	$61,247	N/A
Fidelity Income Replacement 2038 Fund	$0	$36,020	N/A
Fidelity Income Replacement 2040 Fund	$0	$60,056	N/A
Fidelity Income Replacement 2042 Fund	$0	$198,168	N/A

C-1

APPENDIX D

The following tables describe the fees and expenses that may be incurred when you buy and hold shares of each of the funds. Each table of annual operating expenses provided below compares the expenses paid by each class of each fund, during the fiscal year ended July 31, 2016, to the expected expenses for each class of each fund if the fund’s New Advisory Contract is implemented. With respect to the New Advisory Contract amounts (i.e., Proposed Expenses), these tables reflect the management fee rate that corresponds to the number of years between 2017 and a fund’s horizon date and assume implementation of the New Series Fund Contracts and repositioning of the funds to invest only in Series Funds.

Advisor Classes – Annual Operating Expenses

Fund	Class A Current Expenses	Class A Proposed Expenses	Class T Current Expenses	Class T Proposed Expenses	Class C Current Expenses	Class C Proposed Expenses	Class I Current Expenses	Class I Proposed Expenses
Fidelity Advisor Income Replacement 2022 Fund
Management fee	None	0.47%	None	0.47%	None	0.47%	None	0.47%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.52%	0.00%	0.52%	0.00%	0.52%	0.00%	0.52%	0.00%

Total annual operating expenses	0.77%	0.72%	1.02%	0.97%	1.52%	1.47%	0.52%	0.47%
Fidelity Advisor Income Replacement 2024 Fund
Management fee	None	0.47%	None	0.47%	None	0.47%	None	0.47%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.55%	0.00%	0.55%	0.00%	0.55%	0.00%	0.55%	0.00%

Total annual operating expenses	0.80%	0.72%	1.05%	0.97%	1.55%	1.47%	0.55%	0.47%
Fidelity Advisor Income Replacement 2026 Fund
Management fee	None	0.49%	None	0.49%	None	0.49%	None	0.49%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.58%	0.00%	0.58%	0.00%	0.58%	0.00%	0.58%	0.00%

Total annual operating expenses	0.83%	0.74%	1.08%	0.99%	1.58%	1.49%	0.58%	0.49%
Fidelity Advisor Income Replacement 2028 Fund
Management fee	None	0.49%	None	0.49%	None	0.49%	None	0.49%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%

Total annual operating expenses	0.85%	0.74%	1.10%	0.99%	1.60%	1.49%	0.60%	0.49%
Fidelity Advisor Income Replacement 2030 Fund
Management fee	None	0.53%	None	0.53%	None	0.53%	None	0.53%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.61%	0.00%	0.61%	0.00%	0.61%	0.00%	0.61%	0.00%

Total annual operating expenses	0.86%	0.78%	1.11%	1.03%	1.61%	1.53%	0.61%	0.53%
Fidelity Advisor Income Replacement 2032 Fund
Management fee	None	0.53%	None	0.53%	None	0.53%	None	0.53%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.62%	0.00%	0.62%	0.00%	0.62%	0.00%	0.62%	0.00%

Total annual operating expenses	0.87%	0.78%	1.12%	1.03%	1.62%	1.53%	0.62%	0.53%
Fidelity Advisor Income Replacement 2034 Fund
Management fee	None	0.58%	None	0.58%	None	0.58%	None	0.58%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.63%	0.00%	0.63%	0.00%	0.63%	0.00%	0.63%	0.00%

Total annual operating expenses	0.88%	0.83%	1.13%	1.08%	1.63%	1.58%	0.63%	0.58%

Fund	Class A Current Expenses	Class A Proposed Expenses	Class T Current Expenses	Class T Proposed Expenses	Class C Current Expenses	Class C Proposed Expenses	Class I Current Expenses	Class I Proposed Expenses
Fidelity Advisor Income Replacement 2036 Fund
Management fee	None	0.58%	None	0.58%	None	0.58%	None	0.58%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.64%	0.00%	0.64%	0.00%	0.64%	0.00%	0.64%	0.00%

Total annual operating expenses	0.89%	0.83%	1.14%	1.08%	1.64%	1.58%	0.64%	0.58%
Fidelity Advisor Income Replacement 2038 Fund
Management fee	None	0.62%	None	0.62%	None	0.62%	None	0.62%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.65%	0.00%	0.65%	0.00%	0.65%	0.00%	0.65%	0.00%

Total annual operating expenses	0.90%	0.87%	1.15%	1.12%	1.65%	1.62%	0.65%	0.62%
Fidelity Advisor Income Replacement 2040 Fund
Management fee	None	0.62%	None	0.62%	None	0.62%	None	0.62%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.66%	0.00%	0.66%	0.00%	0.66%	0.00%	0.66%	0.00%

Total annual operating expenses	0.91%	0.87%	1.16%	1.12%	1.66%	1.62%	0.66%	0.62%
Fidelity Advisor Income Replacement 2042 Fund
Management fee	None	0.66%	None	0.66%	None	0.66%	None	0.66%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.67%	0.00%	0.67%	0.00%	0.67%	0.00%	0.67%	0.00%

Total annual operating expenses	0.92%	0.91%	1.17%	1.16%	1.67%	1.66%	0.67%	0.66%

The following table illustrates the expenses on a $10,000 investment under the fees and expenses stated above (together with any applicable sales charges described in the funds’ prospectus), assuming (1) 5% annual return and (2) if you sell all of your shares at the end of each time period indicated and, for Classes A, T, and C, if you hold your shares.

	Class A Current		Class A Proposed		Class T Current		Class T Proposed		Class C Current		Class C Proposed
	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold	Class I
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Current	Proposed
Fidelity Advisor Income Replacement 2022 Fund
1 year	$649	$649	$644	$644	$450	$450	$445	$445	$255	$155	$250	$150	$53	$48
3 years	$807	$807	$792	$792	$663	$663	$648	$648	$480	$480	$465	$465	$167	$151
5 years	$978	$978	$953	$953	$894	$894	$868	$868	$829	$829	$803	$803	$291	$263
10 years	$1,474	$1,474	$1,418	$1,418	$1,554	$1,554	$1,498	$1,498	$1,813	$1,813	$1,757	$1,757	$653	$591
Fidelity Advisor Income Replacement 2024 Fund
1 year	$652	$652	$644	$644	$453	$453	$445	$445	$258	$158	$250	$150	$56	$48
3 years	$816	$816	$792	$792	$672	$672	$648	$648	$490	$490	$465	$465	$176	$151
5 years	$994	$994	$953	$953	$909	$909	$868	$868	$845	$845	$803	$803	$307	$263
10 years	$1,508	$1,508	$1,418	$1,418	$1,588	$1,588	$1,498	$1,498	$1,845	$1,845	$1,757	$1,757	$689	$591
Fidelity Advisor Income Replacement 2026 Fund
1 year	$655	$655	$646	$646	$456	$456	$447	$447	$261	$161	$252	$152	$59	$50
3 years	$825	$825	$798	$798	$681	$681	$654	$654	$499	$499	$471	$471	$186	$157
5 years	$1,009	$1,009	$963	$963	$925	$925	$878	$878	$860	$860	$813	$813	$324	$274
10 years	$1,541	$1,541	$1,441	$1,441	$1,621	$1,621	$1,521	$1,521	$1,878	$1,878	$1,779	$1,779	$726	$616

	Class A Current		Class A Proposed		Class T Current		Class T Proposed		Class C Current		Class C Proposed
	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold	Sell All	Hold	Class I
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Current	Proposed
Fidelity Advisor Income Replacement 2028 Fund
1 year	$657	$657	$646	$646	$458	$458	$447	$447	$263	$163	$252	$152	$61	$50
3 years	$831	$831	$798	$798	$687	$687	$654	$654	$505	$505	$471	$471	$192	$157
5 years	$1,019	$1,019	$963	$963	$935	$935	$878	$878	$871	$871	$813	$813	$335	$274
10 years	$1,564	$1,564	$1,441	$1,441	$1,643	$1,643	$1,521	$1,521	$1,900	$1,900	$1,779	$1,779	$750	$616
Fidelity Advisor Income Replacement 2030 Fund
1 year	$658	$658	$650	$650	$459	$459	$451	$451	$264	$164	$256	$156	$62	$54
3 years	$834	$834	$810	$810	$691	$691	$666	$666	$508	$508	$483	$483	$195	$170
5 years	$1,024	$1,024	$983	$983	$940	$940	$899	$899	$876	$876	$834	$834	$340	$296
10 years	$1,575	$1,575	$1,486	$1,486	$1,654	$1,654	$1,565	$1,565	$1,911	$1,911	$1,824	$1,824	$762	$665
Fidelity Advisor Income Replacement 2032 Fund
1 year	$659	$659	$650	$650	$460	$460	$451	$451	$265	$165	$256	$156	$63	$54
3 years	$837	$837	$810	$810	$694	$694	$666	$666	$511	$511	$483	$483	$199	$170
5 years	$1,029	$1,029	$983	$983	$945	$945	$899	$899	$881	$881	$834	$834	$346	$296
10 years	$1,586	$1,586	$1,486	$1,486	$1,665	$1,665	$1,565	$1,565	$1,922	$1,922	$1,824	$1,824	$774	$665
Fidelity Advisor Income Replacement 2034 Fund
1 year	$660	$660	$655	$655	$461	$461	$456	$456	$266	$166	$261	$161	$64	$59
3 years	$840	$840	$825	$825	$697	$697	$681	$681	$514	$514	$499	$499	$202	$186
5 years	$1,035	$1,035	$1,009	$1,009	$950	$950	$925	$925	$887	$887	$860	$860	$351	$324
10 years	$1,597	$1,597	$1,541	$1,541	$1,677	$1,677	$1,621	$1,621	$1,933	$1,933	$1,878	$1,878	$786	$726
Fidelity Advisor Income Replacement 2036 Fund
1 year	$661	$661	$655	$655	$462	$462	$456	$456	$267	$167	$261	$161	$65	$59
3 years	$843	$843	$825	$825	$700	$700	$681	$681	$517	$517	$499	$499	$205	$186
5 years	$1,040	$1,040	$1,009	$1,009	$956	$956	$925	$925	$892	$892	$860	$860	$357	$324
10 years	$1,608	$1,608	$1,541	$1,541	$1,688	$1,688	$1,621	$1,621	$1,944	$1,944	$1,878	$1,878	$798	$726
Fidelity Advisor Income Replacement 2038 Fund
1 year	$662	$662	$659	$659	$463	$463	$460	$460	$268	$168	$265	$165	$66	$63
3 years	$845	$845	$837	$837	$703	$703	$694	$694	$520	$520	$511	$511	$208	$199
5 years	$1,045	$1,045	$1,029	$1,029	$961	$961	$945	$945	$897	$897	$881	$881	$362	$346
10 years	$1,619	$1,619	$1,586	$1,586	$1,699	$1,699	$1,665	$1,665	$1,955	$1,955	$1,922	$1,922	$810	$774
Fidelity Advisor Income Replacement 2040 Fund
1 year	$663	$663	$659	$659	$464	$464	$460	$460	$269	$169	$265	$165	$67	$63
3 years	$848	$848	$837	$837	$706	$706	$694	$694	$523	$523	$511	$511	$211	$199
5 years	$1,050	$1,050	$1,029	$1,029	$966	$966	$945	$945	$902	$902	$881	$881	$368	$346
10 years	$1,630	$1,630	$1,586	$1,586	$1,710	$1,710	$1,665	$1,665	$1,965	$1,965	$1,922	$1,922	$822	$774
Fidelity Advisor Income Replacement 2042 Fund
1 year	$663	$663	$663	$663	$465	$465	$464	$464	$270	$170	$269	$169	$68	$67
3 years	$851	$851	$848	$848	$709	$709	$706	$706	$526	$526	$523	$523	$214	$211
5 years	$1,055	$1,055	$1,050	$1,050	$971	$971	$966	$966	$907	$907	$902	$902	$373	$368
10 years	$1,641	$1,641	$1,630	$1,630	$1,721	$1,721	$1,710	$1,710	$1,976	$1,976	$1,965	$1,965	$835	$822

Retail Class – Annual Operating Expenses

Fund	Current Expenses	Proposed Expenses
Fidelity Income Replacement 2022 Fund
Management fee	None	0.47%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.52%	0.00%

Total annual operating expenses	0.52%	0.47%
Fidelity Income Replacement 2024 Fund
Management fee	None	0.47%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.55%	0.00%

Total annual operating expenses	0.55%	0.47%
Fidelity Income Replacement 2026 Fund
Management fee	None	0.49%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.58%	0.00%

Total annual operating expenses	0.58%	0.49%
Fidelity Income Replacement 2028 Fund
Management fee	None	0.49%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%

Total annual operating expenses	0.60%	0.49%
Fidelity Income Replacement 2030 Fund
Management fee	None	0.53%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.61%	0.00%

Total annual operating expenses	0.61%	0.53%
Fidelity Income Replacement 2032 Fund
Management fee	None	0.53%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.62%	0.00%

Total annual operating expenses	0.62%	0.53%

Fund	Current Expenses	Proposed Expenses
Fidelity Income Replacement 2034 Fund
Management fee	None	0.58%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.63%	0.00%

Total annual operating expenses	0.63%	0.58%
Fidelity Income Replacement 2036 Fund
Management fee	None	0.58%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.64%	0.00%

Total annual operating expenses	0.64%	0.58%
Fidelity Income Replacement 2038 Fund
Management fee	None	0.62%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.65%	0.00%

Total annual operating expenses	0.65%	0.62%
Fidelity Income Replacement 2040 Fund
Management fee	None	0.62%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.66%	0.00%

Total annual operating expenses	0.66%	0.62%
Fidelity Income Replacement 2042 Fund
Management fee	None	0.66%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.67%	0.00%

Total annual operating expenses	0.67%	0.66%

The following table illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) if you sell all of your shares at the end of each time period indicated.

Fund	Current	Proposed
Fidelity Income Replacement 2022 Fund
1 year	$53	$48
3 years	$167	$151
5 years	$291	$263
10 years	$653	$591
Fidelity Income Replacement 2024 Fund
1 year	$56	$48
3 years	$176	$151
5 years	$307	$263
10 years	$689	$591
Fidelity Income Replacement 2026 Fund
1 year	$59	$50
3 years	$186	$157
5 years	$324	$274
10 years	$726	$616

Fund	Current	Proposed
Fidelity Income Replacement 2028 Fund
1 year	$61	$50
3 years	$192	$157
5 years	$335	$274
10 years	$750	$616
Fidelity Income Replacement 2030 Fund
1 year	$62	$54
3 years	$195	$170
5 years	$340	$296
10 years	$762	$665
Fidelity Income Replacement 2032 Fund
1 year	$63	$54
3 years	$199	$170
5 years	$346	$296
10 years	$774	$665
Fidelity Income Replacement 2034 Fund
1 year	$64	$59
3 years	$202	$186
5 years	$351	$324
10 years	$786	$726
Fidelity Income Replacement 2036 Fund
1 year	$65	$59
3 years	$205	$186
5 years	$357	$324
10 years	$798	$726
Fidelity Income Replacement 2038 Fund
1 year	$66	$63
3 years	$208	$199
5 years	$362	$346
10 years	$810	$774
Fidelity Income Replacement 2040 Fund
1 year	$67	$63
3 years	$211	$199
5 years	$368	$346
10 years	$822	$774
Fidelity Income Replacement 2042 Fund
1 year	$68	$67
3 years	$214	$211
5 years	$373	$368
10 years	$835	$822

APPENDIX E

FORM OF

AMENDED and RESTATED

MANAGEMENT CONTRACT

Between

FIDELITY INCOME FUND (the TRUST)

[FUND NAME]

and

FMR CO., INC.

AGREEMENT AMENDED and RESTATED as of this     day of [Month], 20        , by and between Fidelity Income Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the “Trust”), on behalf of [Fund Name], (hereinafter called the “Fund”), and FMR Co., Inc., a Massachusetts corporation (hereinafter called the “Adviser”) as set forth in its entirety below.

1.         (a)         Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust’s Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the “1940 Act”), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are “interested persons” of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to allocate the Fund’s assets among the various underlying Fidelity funds in which the Fund may invest and to otherwise buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund’s investment policies. The Adviser shall from time to time make recommendations to the Trust’s Board of Trustees with respect to the Fund’s investment policies provided that the investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust’s Board of Trustees.

            (b)         Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust’s existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust’s Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

            (c)         The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) redemption fees and other shareholder charges associated with investments in other mutual funds; (v) interest expenses with respect to borrowings by the Fund; (vi) Rule 12b-1 fees, if any; (vii) expenses of printing and mailing proxy materials to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; and (ix) such non-recurring and/or extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for exchanges, redemptions, sub-accounting or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

            (d)         The Adviser, either itself or through an affiliated company or through the Fund’s custodian, shall place all orders for the purchase and sale of Fidelity mutual fund shares for the Fund’s account with such underlying funds’ transfer agents. With respect to portfolio securities other than Fidelity mutual fund shares, the Adviser, either itself or through an affiliated company, shall place all purchase and sale orders for the Fund’s account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2.         It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3.         For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly by each class of the Fund as soon as practicable after the last day of each month, at the annual rate for each class set forth in Schedule A of the average daily net assets of the class (computed in the manner set forth in the Trust’s Declaration of Trust) throughout the month.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4.         The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5.         (a)         Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until September    , 20        , and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

            (b)         This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

            (c)         In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            (d)         Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

            (e)         In the event that the Fund shall issue any additional classes of shares, Schedule A of this Contract may be modified by mutual consent of the parties to set forth the management fee to be paid to the Adviser with respect to those additional classes of shares.

6.         The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational documents are separate and distinct from those of any and all other Funds.

7.         This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[SIGNATURE LINES OMITTED]

Schedule A

Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Declaration of Trust) throughout the month. “Years to Horizon Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Fidelity Simplicity RMD Funds

Years to Horizon Date	Annualized Rate (bp)
3	61.8
2	61.0
1	60.1
0	59.3
(1)	58.4
(2)	57.6
(3)	56.7
(4)	55.9
(5)	55.0
(6)	54.2
(7)	53.3
(8)	52.5
(9)	51.6
(10)	50.8
(11)	49.9
(12)	49.1
(13)	48.2
(14)	47.4
(15)	46.5
Thereafter (including investments in Fidelity Simplicity RMD Income Fund)	46.5

Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Declaration of Trust) throughout the month. “Years to Horizon Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Fidelity Managed Retirement Funds

Years to Horizon Date	Annualized Rate (bp)
8	66.1
7	65.2
6	64.4
5	63.5
4	62.7
3	61.8
2	61.0
1	60.1

Years to Horizon Date	Annualized Rate (bp)
0	59.3
(1)	58.4
(2)	57.6
(3)	56.7
(4)	55.9
(5)	55.0
(6)	54.2
(7)	53.3
(8)	52.5
(9)	51.6
(10)	50.8
(11)	49.9
(12)	49.1
(13)	48.2
(14)	47.4
(15)	46.5
Thereafter (including investments in Fidelity Managed Retirement Income Fund)	46.5

APPENDIX F

The following table shows total annual operating expenses of each class of each fund as of July 31, 2016 and expected expenses of each class of each fund if the fund’s New Advisory Contract is implemented. With respect to expected expenses, this table reflects the management fee rate that corresponds to the number of years between 2017 and a fund’s horizon date and assumes implementation of the New Series Fund Contracts and repositioning of the funds to invest only in Series Funds.

Fund / Class	Total Annual Operating Expenses as of 7/31/2016 (bp)	Expected Total Annual Operating Expenses (bp)	Difference (bp)
Fidelity Income Replacement 2022 Fund	52	47	-5
Fidelity Advisor Income Replacement 2022 Fund: Class A	77	72	-5
Fidelity Advisor Income Replacement 2022 Fund: Class T	102	97	-5
Fidelity Advisor Income Replacement 2022 Fund: Class C	152	147	-5
Fidelity Advisor Income Replacement 2022 Fund: Class I	52	47	-5
Fidelity Income Replacement 2024 Fund	55	47	-8
Fidelity Advisor Income Replacement 2024 Fund: Class A	80	72	-8
Fidelity Advisor Income Replacement 2024 Fund: Class T	105	97	-8
Fidelity Advisor Income Replacement 2024 Fund: Class C	155	147	-8
Fidelity Advisor Income Replacement 2024 Fund: Class I	55	47	-8
Fidelity Income Replacement 2026 Fund	58	49	-9
Fidelity Advisor Income Replacement 2026 Fund: Class A	83	74	-9
Fidelity Advisor Income Replacement 2026 Fund: Class T	108	99	-9
Fidelity Advisor Income Replacement 2026 Fund: Class C	158	149	-9
Fidelity Advisor Income Replacement 2026 Fund: Class I	58	49	-9
Fidelity Income Replacement 2028 Fund	60	49	-11
Fidelity Advisor Income Replacement 2028 Fund: Class A	85	74	-11
Fidelity Advisor Income Replacement 2028 Fund: Class T	110	99	-11
Fidelity Advisor Income Replacement 2028 Fund: Class C	160	149	-11
Fidelity Advisor Income Replacement 2028 Fund: Class I	60	49	-11
Fidelity Income Replacement 2030 Fund	61	53	-8
Fidelity Advisor Income Replacement 2030 Fund: Class A	86	78	-8
Fidelity Advisor Income Replacement 2030 Fund: Class T	111	103	-8
Fidelity Advisor Income Replacement 2030 Fund: Class C	161	153	-8
Fidelity Advisor Income Replacement 2030 Fund: Class I	61	53	-8
Fidelity Income Replacement 2032 Fund	62	53	-9
Fidelity Advisor Income Replacement 2032 Fund: Class A	87	78	-9
Fidelity Advisor Income Replacement 2032 Fund: Class T	112	103	-9
Fidelity Advisor Income Replacement 2032 Fund: Class C	162	153	-9
Fidelity Advisor Income Replacement 2032 Fund: Class I	62	53	-9
Fidelity Income Replacement 2034 Fund	63	58	-5
Fidelity Advisor Income Replacement 2034 Fund: Class A	88	83	-5
Fidelity Advisor Income Replacement 2034 Fund: Class T	113	108	-5
Fidelity Advisor Income Replacement 2034 Fund: Class C	163	158	-5
Fidelity Advisor Income Replacement 2034 Fund: Class I	63	58	-5
Fidelity Income Replacement 2036 Fund	64	58	-6
Fidelity Advisor Income Replacement 2036 Fund: Class A	89	83	-6
Fidelity Advisor Income Replacement 2036 Fund: Class T	114	108	-6
Fidelity Advisor Income Replacement 2036 Fund: Class C	164	158	-6
Fidelity Advisor Income Replacement 2036 Fund: Class I	64	58	-6
Fidelity Income Replacement 2038 Fund	65	62	-3
Fidelity Advisor Income Replacement 2038 Fund: Class A	90	87	-3
Fidelity Advisor Income Replacement 2038 Fund: Class T	115	112	-3
Fidelity Advisor Income Replacement 2038 Fund: Class C	165	162	-3
Fidelity Advisor Income Replacement 2038 Fund: Class I	65	62	-3
Fidelity Income Replacement 2040 Fund	66	62	-4
Fidelity Advisor Income Replacement 2040 Fund: Class A	91	87	-4
Fidelity Advisor Income Replacement 2040 Fund: Class T	116	112	-4
Fidelity Advisor Income Replacement 2040 Fund: Class C	166	162	-4
Fidelity Advisor Income Replacement 2040 Fund: Class I	66	62	-4
Fidelity Income Replacement 2042 Fund	67	66	-1

F-1

Fund / Class	Total Annual Operating Expenses as of 7/31/2016 (bp)	Expected Total Annual Operating Expenses (bp)	Difference (bp)
Fidelity Advisor Income Replacement 2042 Fund: Class A	92	91	-1
Fidelity Advisor Income Replacement 2042 Fund: Class T	117	116	-1
Fidelity Advisor Income Replacement 2042 Fund: Class C	167	166	-1
Fidelity Advisor Income Replacement 2042 Fund: Class I	67	66	-1

F-2

APPENDIX G

FUNDS ADVISED BY FMRC – TABLE OF AVERAGE NET ASSETS AND ADVISORY FEES

The following table shows the average net assets and advisory fees for funds with similar investment objectives to each fund and advised by FMRC as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRC(a)
Fidelity Income Replacement 2022 Fund	7/31/16	13.6	0
Fidelity Advisor Income Replacement 2022 Fund: Class A	7/31/16	0.4	0
Fidelity Advisor Income Replacement 2022 Fund: Class T	7/31/16	0.1	0
Fidelity Advisor Income Replacement 2022 Fund: Class C	7/31/16	0.1	0
Fidelity Advisor Income Replacement 2022 Fund: Class I	7/31/16	0.1	0
Fidelity Income Replacement 2024 Fund	7/31/16	8.8	0
Fidelity Advisor Income Replacement 2024 Fund: Class A	7/31/16	0.3	0
Fidelity Advisor Income Replacement 2024 Fund: Class T	7/31/16	0.2	0
Fidelity Advisor Income Replacement 2024 Fund: Class C	7/31/16	0.2	0
Fidelity Advisor Income Replacement 2024 Fund: Class I	7/31/16	0.1	0
Fidelity Income Replacement 2026 Fund	7/31/16	6.9	0
Fidelity Advisor Income Replacement 2026 Fund: Class A	7/31/16	0.6	0
Fidelity Advisor Income Replacement 2026 Fund: Class T	7/31/16	0.3	0
Fidelity Advisor Income Replacement 2026 Fund: Class C	7/31/16	0.2	0
Fidelity Advisor Income Replacement 2026 Fund: Class I	7/31/16	0.0	0
Fidelity Income Replacement 2028 Fund	7/31/16	28.2	0
Fidelity Advisor Income Replacement 2028 Fund: Class A	7/31/16	0.7	0
Fidelity Advisor Income Replacement 2028 Fund: Class T	7/31/16	0.4	0
Fidelity Advisor Income Replacement 2028 Fund: Class C	7/31/16	0.2	0
Fidelity Advisor Income Replacement 2028 Fund: Class I	7/31/16	0.1	0
Fidelity Income Replacement 2030 Fund	7/31/16	14.9	0
Fidelity Advisor Income Replacement 2030 Fund: Class A	7/31/16	0.2	0
Fidelity Advisor Income Replacement 2030 Fund: Class T	7/31/16	0.0	0
Fidelity Advisor Income Replacement 2030 Fund: Class C	7/31/16	0.3	0
Fidelity Advisor Income Replacement 2030 Fund: Class I	7/31/16	0.0	0
Fidelity Income Replacement 2032 Fund	7/31/16	7.0	0
Fidelity Advisor Income Replacement 2032 Fund: Class A	7/31/16	0.4	0
Fidelity Advisor Income Replacement 2032 Fund: Class T	7/31/16	0.1	0
Fidelity Advisor Income Replacement 2032 Fund: Class C	7/31/16	0.1	0
Fidelity Advisor Income Replacement 2032 Fund: Class I	7/31/16	0.1	0
Fidelity Income Replacement 2034 Fund	7/31/16	8.2	0
Fidelity Advisor Income Replacement 2034 Fund: Class A	7/31/16	0.3	0
Fidelity Advisor Income Replacement 2034 Fund: Class T	7/31/16	0.1	0
Fidelity Advisor Income Replacement 2034 Fund: Class C	7/31/16	0.1	0
Fidelity Advisor Income Replacement 2034 Fund: Class I	7/31/16	0.2	0
Fidelity Income Replacement 2036 Fund	7/31/16	8.8	0
Fidelity Advisor Income Replacement 2036 Fund: Class A	7/31/16	0.5	0
Fidelity Advisor Income Replacement 2036 Fund: Class T	7/31/16	1.0	0
Fidelity Advisor Income Replacement 2036 Fund: Class C	7/31/16	0.4	0
Fidelity Advisor Income Replacement 2036 Fund: Class I	7/31/16	0.0	0
Fidelity Income Replacement 2038 Fund	7/31/16	5.4	0
Fidelity Advisor Income Replacement 2038 Fund: Class A	7/31/16	0.1	0
Fidelity Advisor Income Replacement 2038 Fund: Class T	7/31/16	0.2	0
Fidelity Advisor Income Replacement 2038 Fund: Class C	7/31/16	0.1	0
Fidelity Advisor Income Replacement 2038 Fund: Class I	7/31/16	0.0	0
Fidelity Income Replacement 2040 Fund	7/31/16	8.8	0
Fidelity Advisor Income Replacement 2040 Fund: Class A	7/31/16	0.1	0

G-1

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRC(a)
Fidelity Advisor Income Replacement 2040 Fund: Class T	7/31/16	0.7	0
Fidelity Advisor Income Replacement 2040 Fund: Class C	7/31/16	0.2	0
Fidelity Advisor Income Replacement 2040 Fund: Class I	7/31/16	0.0	0
Fidelity Income Replacement 2042 Fund	7/31/16	28.4	0
Fidelity Advisor Income Replacement 2042 Fund: Class A	7/31/16	0.5	0
Fidelity Advisor Income Replacement 2042 Fund: Class T	7/31/16	0.5	0
Fidelity Advisor Income Replacement 2042 Fund: Class C	7/31/16	0.5	0
Fidelity Advisor Income Replacement 2042 Fund: Class I	7/31/16	0.1	0

(a)	FMRC does not charge an advisory fee in connection with advisory services.

G-2

APPENDIX H

The following tables include sales charge revenue collected and retained by FDC and fees FDC received from each fund pursuant to Distribution and Service Plans under Rule 12b-1 for the fiscal year ended July 31, 2016.

	Sales Charge Revenue		CDSC Revenue
Fund	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Fidelity Advisor Income Replacement 2022 Fund – Class A	$0	$0	—	—
Fidelity Advisor Income Replacement 2022 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2022 Fund – Class T	$0	$0	—	—
Fidelity Advisor Income Replacement 2024 Fund – Class A	$0	$0	—	—
Fidelity Advisor Income Replacement 2024 Fund – Class C	—	—	$92	$92
Fidelity Advisor Income Replacement 2024 Fund – Class T	$0	$0	—	—
Fidelity Advisor Income Replacement 2026 Fund – Class A	$1,296	$324	—	—
Fidelity Advisor Income Replacement 2026 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2026 Fund – Class T	$88	$15	—	—
Fidelity Advisor Income Replacement 2028 Fund – Class A	$1,924	$1,714	—	—
Fidelity Advisor Income Replacement 2028 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2028 Fund – Class T	$131	$131	—	—
Fidelity Advisor Income Replacement 2030 Fund – Class A	$81	$14	—	—
Fidelity Advisor Income Replacement 2030 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2030 Fund – Class T	$0	$0	—	—
Fidelity Advisor Income Replacement 2032 Fund – Class A	$0	$0	—	—
Fidelity Advisor Income Replacement 2032 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2032 Fund – Class T	$537	$109	—	—
Fidelity Advisor Income Replacement 2034 Fund – Class A	$0	$0	—	—
Fidelity Advisor Income Replacement 2034 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2034 Fund – Class T	$0	$0	—	—
Fidelity Advisor Income Replacement 2036 Fund – Class A	$1,805	$357	—	—
Fidelity Advisor Income Replacement 2036 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2036 Fund – Class T	$41	$0	—	—
Fidelity Advisor Income Replacement 2038 Fund – Class A	$61	$61	—	—
Fidelity Advisor Income Replacement 2038 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2038 Fund – Class T	$0	$0	—	—
Fidelity Advisor Income Replacement 2040 Fund – Class A	$0	$0	—	—
Fidelity Advisor Income Replacement 2040 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2040 Fund – Class T	$0	$0	—	—
Fidelity Advisor Income Replacement 2042 Fund – Class A	$138	$7	$732	$732
Fidelity Advisor Income Replacement 2042 Fund – Class C	—	—	$0	$0
Fidelity Advisor Income Replacement 2042 Fund – Class T	$10	$2	—	—

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC(1)	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC(1)
Fidelity Advisor Income
Replacement 2022 Fund – Class A	—	—	—	$906	$906	$0
Fidelity Advisor Income
Replacement 2022 Fund – Class C	$434	$416	$18	$145	$139	$6
Fidelity Advisor Income
Replacement 2022 Fund – Class T	$219	$217	$2	$219	$217	$2
Fidelity Advisor Income
Replacement 2024 Fund – Class A	—	—	—	$838	$836	$2
Fidelity Advisor Income
Replacement 2024 Fund – Class C	$1,167	$1,126	$41	$389	$376	$13
Fidelity Advisor Income
Replacement 2024 Fund – Class T	$545	$524	$21	$545	$524	$21
Fidelity Advisor Income
Replacement 2026 Fund – Class A	—	—	—	$1,565	$1,565	$0
Fidelity Advisor Income
Replacement 2026 Fund – Class C	$1,569	$160	$1,409	$523	$54	$469
Fidelity Advisor Income
Replacement 2026 Fund – Class T	$770	$753	$17	$770	$753	$17
Fidelity Advisor Income
Replacement 2028 Fund – Class A	—	—	—	$1,762	$1,680	$82
Fidelity Advisor Income
Replacement 2028 Fund – Class C	$1,745	$1,332	$413	$582	$444	$138
Fidelity Advisor Income
Replacement 2028 Fund – Class T	$1,080	$1,080	$0	$1,080	$1,080	$0
Fidelity Advisor Income
Replacement 2030 Fund – Class A	—	—	—	$547	$538	$9
Fidelity Advisor Income
Replacement 2030 Fund – Class C	$2,084	$1,776	$308	$695	$593	$102
Fidelity Advisor Income
Replacement 2030 Fund – Class T	$44	$26	$18	$44	$26	$18
Fidelity Advisor Income
Replacement 2032 Fund – Class A	—	—	—	$992	$992	$0
Fidelity Advisor Income
Replacement 2032 Fund – Class C	$935	$772	$163	$312	$257	$55
Fidelity Advisor Income
Replacement 2032 Fund – Class T	$179	$112	$67	$179	$112	$67
Fidelity Advisor Income
Replacement 2034 Fund – Class A	—	—	—	$688	$654	$34
Fidelity Advisor Income
Replacement 2034 Fund – Class C	$1,055	$732	$323	$352	$244	$108
Fidelity Advisor Income
Replacement 2034 Fund – Class T	$258	$193	$65	$259	$194	$65
Fidelity Advisor Income
Replacement 2036 Fund – Class A	—	—	—	$1,135	$1,128	$7
Fidelity Advisor Income
Replacement 2036 Fund – Class C	$2,950	$2,877	$73	$983	$959	$24
Fidelity Advisor Income
Replacement 2036 Fund – Class T	$2,550	$2,550	$0	$2,550	$2,550	$0

Fund(s)	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC(1)	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC(1)
Fidelity Advisor Income
Replacement 2038 Fund – Class A	—	—	—	$361	$360	$1
Fidelity Advisor Income
Replacement 2038 Fund – Class C	$697	$687	$10	$232	$228	$4
Fidelity Advisor Income
Replacement 2038 Fund – Class T	$448	$432	$16	$448	$432	$16
Fidelity Advisor Income
Replacement 2040 Fund – Class A	—	—	—	$249	$235	$14
Fidelity Advisor Income
Replacement 2040 Fund – Class C	$1,261	$1,218	$43	$420	$405	$15
Fidelity Advisor Income
Replacement 2040 Fund – Class T	$1,636	$1,622	$14	$1,636	$1,622	$14
Fidelity Advisor Income
Replacement 2042 Fund – Class A	—	—	—	$1,347	$1,347	$0
Fidelity Advisor Income
Replacement 2042 Fund – Class C	$3,504	$2,750	$754	$1,168	$916	$252
Fidelity Advisor Income
Replacement 2042 Fund – Class T	$1,171	$1,154	$17	$1,171	$1,154	$17

(1)	Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Fidelity, Fidelity Investments & Pyramid Design, Smart Payment Program, and Fidelity Advisor are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Fidelity Income Replacement 2022 Fund, Fidelity Income Replacement 2024 Fund, Fidelity Income Replacement 2026 Fund, Fidelity Income Replacement 2028 Fund, Fidelity Income Replacement 2030 Fund, Fidelity Income Replacement 2032 Fund, Fidelity Income Replacement 2034 Fund, Fidelity Income Replacement 2036 Fund, Fidelity Income Replacement 2038 Fund, Fidelity Income Replacement 2040 Fund, Fidelity Income Replacement 2042 Fund, Fidelity Advisor Income Replacement 2022 Fund, Fidelity Advisor Income Replacement 2024 Fund, Fidelity Advisor Income Replacement 2026 Fund, Fidelity Advisor Income Replacement 2028 Fund, Fidelity Advisor Income Replacement 2030 Fund, Fidelity Advisor Income Replacement 2032 Fund, Fidelity Advisor Income Replacement 2034 Fund, Fidelity Advisor Income Replacement 2036 Fund, Fidelity Advisor Income Replacement 2038 Fund, Fidelity Advisor Income Replacement 2040 Fund, Fidelity Advisor Income Replacement 2042 Fund, Fidelity Income Replacement Fund, and Fidelity Income Replacement Funds are service marks of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

1.9881238.100	IRF2017-PXS-0317

Form of Proxy Card

Fidelity Investments® (logo)		Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 673023 Dallas, TX 75267-3023		of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]             [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Robert F. Gartland, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at One Spartan Way, Merrimack, NH 03054, on April 19, 2017 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To modify the fund’s fundamental investment objective.	( )	( )	( )

		FOR	AGAINST	ABSTAIN

2.	To approve an amended and restated management contract between the fund and FMR Co., Inc.	( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

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NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date